                   VAN ECK VARIABLE INSURANCE PRODUCTS TRUST
                             MASTER TRUST AGREEMENT



                                January 7, 1987



                          1987 Goodwin, Procter & Hoar
                              All Rights Reserved

                   VAN ECK VARIABLE INSURANCE PRODUCTS TRUST

                            MASTER TRUST AGREEMENT
                            ----------------------



                                                             Page
                                                             ----

ARTICLE I.    NAME AND DEFINITIONS                             1
---------     --------------------

Section 1.1   Name............................................ 1

Section 1.2   Definitions..................................... 1
              (a) "By-laws"................................... 1
              (b) "Commission"................................ 1
              (c) "Declaration of Trust"...................... 2
              (d) "1940 Act".................................. 2
              (e) "Shareholder"............................... 2
              (f) "Shares".................................... 2
              (g) "Sub-Trust" or "Series"..................... 2
              (h) "Trust"..................................... 2
              (i) "Trustees".................................. 2


ARTICLE II.   PURPOSE OF TRUST                                 2
----------    ----------------

ARTICLE III.  THE TRUSTEES                                     2
-----------   ------------

Section 3.1    Number, Designation, Election, Term, etc....... 2
               (a) Initial Trustees........................... 2
               (b) Number..................................... 3
               (c) Election and Term.......................... 3
               (d) Resignation and Retirement................. 3
               (e) Removal.................................... 3
               (f) Vacancies.................................. 3
               (g) Effect of Death, Resignation, etc.......... 4
               (h) No Accounting.............................. 4

Section 3.2    Powers of Trustees............................. 4
               (a) Investments................................ 5
               (b) Disposition of Assets...................... 5
               (c) Ownership Powers........................... 5
               (d) Subscription............................... 6
               (e) Form of Holding............................ 6
               (f) Reorganization, etc........................ 6
               (g) Voting Trusts, etc......................... 6
               (h) Compromise................................. 6
               (i) Partnerships, etc.......................... 6
               (j) Borrowing and Security..................... 6
               (k) Guarantees, etc............................ 6
               (1) Insurance.................................. 7
               (m) Pensions, etc.............................. 7

                                      (i)

                                                             Paqe
                                                             ----

Section 3.3    Certain Contracts.............................  7
               (a) Advisory..................................  8
               (b) Administration............................  8
               (c) Distribution..............................  8
               (d) Custodian and Depository..................  8
               (e) Transfer and Dividend Disbursing Agency...  8
               (f) Shareholder Servicing.....................  8
               (g) Accounting................................  8

Section 3.4    Payment of Trust Expenses and Compensation of
                  Trustees................................... 10

Section 3.5    Ownership of Assets of the Trust.............. 10

ARTICLE IV.    SHARES                                         10
----------     ------

Section 4.1    Description of Shares......................... 10

Section 4.2    Establishment and Designation of Sub-Trusts... 12
               (a) Assets Belonging to Sub-Trusts............ 12
               (b) Liabilities Belonging to Sub-Trusts....... 12
               (c) Dividends................................. 13
               (d) Liquidation............................... 13
               (e) Voting.................................... 14
               (f) Redemption by Shareholder................. 14
               (g) Redemption by Trust....................... 14
               (h) Net Asset Value........................... 15
               (i) Transfer.................................. 15
               (j) Equality.................................. 15
               (k) Fractions................................. 16
               (1) Conversion Rights......................... 16

Section 4.3    Ownership of Shares........................... 16

Section 4.4    Investments in the Trust...................... 16

Section 4.5    No Pre-emptive Rights......................... 17

Section 4.6    Status of Shares and Limitation of
                Personal Liability........................... 17

ARTICLE V.     SHAREHOLDERS' VOTING POWERS AND MEETINGS       17
---------      ----------------------------------------

Section 5.1    Voting Powers................................. 17

Section 5.2    Meetings...................................... 18

                                     (ii)

                                                        Page
                                                        ----

Section 5.3    Record Dates............................  18

Section 5.4    Quorum and Required Vote................  19

Section 5.5    Action by Written Consent...............  19

Section 5.6    Inspection of Records...................  19

Section 5.7    Additional Provisions...................  19

Section 5.8    Shareholder Communications..............  19

ARTICLE VI.    LIMITATION OF LIABILITY; INDEMNIFICATION  20
-----------    ----------------------------------------

Section 6.1    Trustees, Shareholders, etc. Not
                 Personally Liable; Notice.............  20

Section 6.2    Trustee's Good Faith Action; Expert
                 Advice; No Bond or Surety.............  21

Section 6.3    Indemnification of Shareholders.........  21

Section 6.4    Indemnification of Trustees, officers,
                 etc...................................  22

Section 6.5    Compromise Payment......................  23

Section 6.6    Indemnification Not Exclusive, etc......  23

Section 6.7    Liability of Third Persons Dealing with
                 Trustees..............................  24

ARTICLE VII.   MISCELLANEOUS                             24
-----------    -------------

Section 7.1    Duration and Termination of Trust........ 24

Section 7.2    Reorganization........................... 24

Section 7.3    Amendments............................... 25

Section 7.4    Filing of Copies; References; Headings... 26

Section 7.5    Applicable Law........................... 26

Section 7.6    Name of Trust............................ 27

                                     (iii)

                   VAN ECK VARIABLE INSURANCE PRODUCTS TRUST

                            MASTER TRUST AGREEMENT
                            ----------------------


    AGREEMENT AND DECLARATION OF TRUST made at Boston, Massachusetts this 7th day of January, 1987, by the Trustees hereunder, and by the holders of shares of beneficial interest to be issued hereunder as hereinafter provided.


                                  WITNESSETH


    WHEREAS this Trust has been formed to carry on the business of an investment company; and

    WHEREAS this Trust is authorized to issue its shares of beneficial interest in separate series, each separate series to be a Sub-Trust hereunder, all in accordance with the provisions hereinafter set forth; and

    WHEREAS the Trustees have agreed to manage all property coming into their hands as trustees of a Massachusetts business trust in accordance with the provisions hereinafter set forth.

    NOW, THEREFORE, the Trustees hereby declare that they will hold all cash, securities and other assets which they may from time to time acquire in any manner as Trustees hereunder IN TRUST to manage and dispose of the same upon the following terms and conditions for the benefit of the holders from time to time of shares of beneficial interest in this Trust or SubTrusts (as hereinafter defined) created hereunder as hereinafter set forth.


                                   ARTICLE I
                                   ---------

                             NAME AND DEFINITIONS
                             --------------------

    Section 1.1 Name. This Trust shall be known as "VAN ECK VARIABLE INSURANCE
                ----
PRODUCTS TRUST" and the Trustees shall conduct the business of the Trust under that name or any other name or names as they may from time to time determine.

    Section 1.2 Definitions. Whenever used herein, unless otherwise required by
                -----------
the context or specifically provided:

    (a) "By-Laws" shall mean the By-Laws of the Trust as amended from time to time;

    (b) "Commission" shall have the meaning given it in the 1940 Act;

    (c) "Declaration of Trust" shall mean this Agreement and Declaration of Trust as amended or restated from time to time;

    (d) "1940 Act" refers to the Investment Company Act of 1940 and the Rules and Regulations thereunder, all as amended from time to time;

    (e) "Shareholder" means a record owner of Shares;

    (f) "Shares" refers to the transferable units of interest into which the beneficial interest in the Trust and each Sub-Trust of the Trust (as the context may require) shall be divided from time to time;

    (g) "Sub-Trust" or "Series" refers to a series of Shares established and designated under or in accordance with the provisions of Article IV;

    (h) "Trust" refers to the Massachusetts business trust established by this Declaration of Trust, as amended from time to time, inclusive of each and every Sub-Trust established hereunder; and

    (i) "Trustees" refers to the Trustees of the Trust and of each Sub-Trust hereunder named herein or elected in accordance with Article III.

                                  ARTICLE II
                                  ----------

                               PURPOSE OF TRUST
                               ----------------

    The purpose of the Trust is to operate as an investment company and to offer Shareholders of the Trust and each Sub-Trust of the Trust one or more investment programs primarily in securities and debt instruments.

                                  ARTICLE III
                                  -----------

                                 THE TRUSTEES
                                 ------------

    Section 3.1 Number, Designation, Election, Term, etc.
                ----------------------------------------

    (a) Initial Trustees. The initial Trustee hereof and of each Sub-Trust
        ----------------
hereunder shall be Michael G. Doorley.

    (b) Number. The Trustees serving as such, whether named above or hereafter
        ------
becoming Trustees, may increase or decrease (to not less than two) the number of Trustees to a number other than the number theretofore determined. No decrease in the number of Trustees shall have the effect of removing any Trustee from office prior to the expiration of his term, but the number of Trustees may be decreased in conjunction with the removal of a Trustee pursuant to subsection
(e) of this Section 3.1.

    (c) Election and Term. The Trustees shall be elected by the Shareholders of
        -----------------
the Trust at the first meeting of the Shareholders following the initial public offering of shares of the Trust. Each Trustee, whether named above or hereafter becoming a Trustee, shall serve as a Trustee of the Trust and of each sub-Trust hereunder during the lifetime of this Trust and until its termination as hereinafter provided except as such Trustee sooner dies, resigns or is removed. Subject to Section 16(a) of the 1940 Act, the Trustees may elect their own successors and may, pursuant to Section 3.1(f) hereof, appoint Trustees to fill vacancies.

    (d) Resignation and Retirement. Any Trustee may resign his trust or retire
        --------------------------
as a Trustee, by written instrument signed by him and delivered to the other Trustees or to any officer of the Trust, and such resignation or retirement shall take effect upon such delivery or upon such later date as is specified in such instrument and shall be effective as to the Trust and each Sub-Trust hereunder.

    (e) Removal. Any Trustee may be removed with or without cause at any time:
        -------
(i) by written instrument, signed by at least two-thirds of the number of Trustees in office immediately prior to such removal, specifying the date upon which such removal shall become effective; or (ii) by vote of Shareholders holding not less than two-thirds of the Shares then outstanding, cast in person or by proxy at any meeting called for the purpose; or (iii) by a written declaration signed by Shareholders holding not less than two-thirds of the Shares then outstanding and filed with the Trust's custodian. Any such removal shall be effective as to the Trust and each Sub-Trust hereunder.

    (f) Vacancies. Any vacancy or anticipated vacancy resulting from any reason,
        ---------
including without limitation the death, resignation, retirement, removal or incapacity of any of the Trustees, or resulting from an increase in the number of Trustees by the other Trustees may (but so long as there are at least two remaining Trustees, need not unless required by the 1940 Act) be filled by a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act, through the appointment in writing of such other person as such remaining Trustees in their discretion shall determine and such appointment shall be effective upon the written acceptance of the person named therein to serve as a Trustee and agreement by such person to be bound by the provisions of this Declaration of Trust, except that any such appointment in anticipation of a vacancy to occur by reason of retirement, resignation or increase in number of Trustees to be effective at a later date shall become effective only at or after the effective date of said retirement, resignation or increase in number of Trustees. As soon as any Trustee so appointed shall have accepted such appointment and shall have agreed in writing to be bound by this Declaration of Trust and the appointment is effective, the Trust estate shall vest in the new Trustee, together with the continuing Trustees, without any further act or conveyance.

    (g) Effect of Death, Resignation, etc. The death, resignation, retirement,
        ---------------------------------
removal or incapacity of the Trustees, or any one of them, shall not operate to annul or terminate the Trust or any Sub-Trust hereunder or to revoke or terminate any existing agency or contract created or entered into pursuant to the terms of this Declaration of Trust.

    (h) No Accounting. Except to the extent required by the 1940 Act or under
        -------------
circumstances which would justify his removal for cause, no person ceasing to be a Trustee as a result of his death, resignation, retirement, removal or incapacity (nor the estate of any such person) shall be required to make an accounting to the Shareholders or remaining Trustees upon such cessation.

    Section 3.2 Powers of Trustees. Subject to the provisions of this
                ------------------
Declaration of Trust, the business of the Trust shall be managed by the Trustees, and they shall have all powers necessary or convenient to carry out that responsibility and the purpose of the Trust. Without limiting the foregoing, the Trustees may adopt By-Laws not inconsistent with this Declaration of Trust providing for the conduct of the business and affairs of the Trust and may amend and repeal them to the extent that such By-Laws do not reserve that right to the Shareholders; they may from time to time in accordance with the provisions of Section 4.1 hereof establish Sub-Trusts, each such Sub-Trust to operate as a separate and distinct investment medium and with separately defined investment objectives and policies and distinct investment purposes; they may as they consider appropriate elect and remove officers and appoint and terminate agents and consultants and hire and terminate employees, any one or more of the foregoing of whom may be a Trustee, and may provide for the compensation of all of the foregoing; they may appoint from their own number, and terminate, any one or more committees consisting of two or more Trustees, including without implied limitation an executive committee, which may, when the Trustees are not in session and subject to the 1940 Act, exercise some or all of the power and authority of the Trustees as the Trustees may determine; in accordance with Section 3.3 they may employ one or more advisers, administrators, depositories and custodians and may authorize any depository or custodian to employ subcustodians or agents and to deposit all or any part of such assets in a system or systems for the central handling of securities and debt instruments, retain transfer, dividend, accounting or Shareholder servicing agents or any of the foregoing, provide for the distribution of Shares by the Trust through one or more distributors, principal underwriters or otherwise, and set record dates or times for the determination of Shareholders or various of them with respect to various matters; they may compensate or provide for the compensation of the Trustees, officers, advisers, administrators, custodians, other agents, consultants and employees of the Trust or the Trustees on such terms as they deem appropriate; and in general they may delegate to any officer of the Trust, to any committee of the Trustees and to any employee, adviser, administrator, distributor, depository, custodian, transfer and dividend disbursing agent, or any other agent or consultant of the Trust such authority, powers, functions and duties as they consider desirable or appropriate for the conduct of the business and affairs of the Trust, including without implied limitation the power and authority to act in the name of the Trust and any Sub-Trust and of the Trustees, to sign documents and to act as attorney-in-fact for the Trustees.

    Without limiting the foregoing and to the extent not inconsistent with the 1940 Act or other applicable law, the Trustees shall have power and authority for and on behalf of the Trust and each separate Sub-Trust established hereunder:

    (a) Investments. To invest and reinvest cash and other property, and to hold
        -----------
cash or other property uninvested without in any event being bound or limited by any present or future law or custom in regard to investments by trustees;

    (b) Disposition of Assets. To sell, exchange, lend, pledge, mortgage,
        ---------------------
hypothecate, write options on and lease any or all of the assets of the Trust;

    (c) Ownership Powers. To vote or give assent, or exercise any rights of
        ----------------
ownership, with respect to stock or other securities, debt instruments or property; and to execute and deliver proxies or powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities, debt instruments or property as the Trustees shall deem proper;

    (d) Subscription. To exercise powers and rights of subscription or otherwise
        ------------
which in any manner arise out of ownership of securities or debt instruments;

    (e) Form of Holding. To hold any security, debt instrument or property in a
        ---------------
form not indicating any trust, whether in bearer, unregistered or other negotiable form, or in the name of the Trustees or of the Trust or of any Sub-Trust or in the name of a custodian, subcustodian or other depository or a nominee or nominees or otherwise;

    (f) Reorganization, etc. To consent to or participate in any plan for the
        -------------------
reorganization, consolidation or merger of any corporation or issuer, any security or debt instrument of which is or was held in the Trust; to consent to any contract, lease, mortgage, purchase or sale of property by such corporation or issuer, and to pay calls or subscriptions with respect to any security or debt instrument held in the Trust;

    (g) Voting Trusts, etc. To join with other holders of any securities or debt
        ------------------
instruments in acting through a committee, depositary, voting trustee or otherwise, and in that connection to deposit any security or debt instrument with, or transfer any security or debt instrument to, any such committee, depositary or trustee, and to delegate to them such power and authority with relation to any security or debt instrument (whether or not so deposited or transferred) as the Trustees shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depositary or trustee as the Trustees shall deem proper;

    (h) Compromise. To compromise, arbitrate or otherwise adjust claims in favor
        ----------
of or against the Trust or any Sub-Trust or any matter in controversy, including but not limited to claims for taxes;

    (i) Partnerships, etc. To enter into joint ventures, general, or limited
        -----------------
partnerships and any other combinations or associations;

    (j) Borrowing and Security. To borrow funds and to mortgage and pledge the
        ----------------------
assets of the Trust or any part thereof to secure obligations arising in connection with such borrowing;

    (k) Guarantees, etc. To endorse or guarantee the payment of any notes or
        ---------------
other obligations of any person; to make contracts of guaranty or suretyship, or otherwise assume liability for payment thereof; and to mortgage and pledge the Trust property or any part thereof to secure any of or all such obligations;

    (1) Insurance. To purchase and pay for entirely out of Trust property such
        ---------
insurance as they may deem necessary or appropriate for the conduct of the business, including, without limitation, insurance policies insuring the assets of the Trust and payment of distributions and principal on its portfolio investments, and insurance policies insuring the Shareholders, Trustees, officers, employees, agents, consultants, investment advisers, managers, administrators, distributors, principal underwriters, or independent contractors, or any thereof (or any person connected therewith), of the Trust individually against all claims and liabilities of every nature arising by reason of holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such person in any such capacity, including any action taken or omitted that may be determined to constitute negligence, whether or not the Trust would have the power to indemnify such person against such liability; and

    (m) Pensions, etc. To pay pensions for faithful service, as deemed
        -------------
appropriate by the Trustees, and to adopt, establish and carry out pension, profit-sharing, share bonus, share purchase, savings, thrift and other retirement, incentive and benefit plans, trusts and provisions, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any or all of the Trustees, officers, employees and agents of the Trust.

    Except as otherwise provided by the 1940 Act or other applicable law, this Declaration of Trust or the By-Laws, any action to be taken by the Trustees on behalf of the Trust or any Sub-Trust may be taken by a majority of the Trustees present at a meeting of Trustees (a quorum, consisting of at least one-half of the Trustees then in office, being present), within or without Massachusetts, including any meeting held by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other at the same time, and participation by such means shall constitute presence in person at a meeting, or by written consents of a majority of the Trustees then in office (or such larger or different number as may be required by the 1940 Act or other applicable law).

    Section 3.3 Certain Contracts. Subject to compliance with the provisions of
                -----------------
the 1940 Act, but notwithstanding any limitations of present and future law or custom in regard to delegation of powers by trustees generally, the Trustees may, at any time and from time to time and without limiting the generality of their powers and authority otherwise set forth herein, enter into one or more contracts with any one or more corporations, trusts, associations, partnerships, limited partnerships, other type of organizations, or individuals (a "Contracting Party"), to provide for the performance and assumption of some or all of the following services, duties and responsibilities to, for or on behalf of the Trust and/or any Sub-Trust, and/or the Trustees, and to provide for the performance and assumption of such other services, duties and responsibilities in addition to those set forth below as the Trustees may determine appropriate:

    (a) Advisory. Subject to the general supervision of the Trustees and in
        --------
conformity with the stated policy of the Trustees with respect to the investments of the Trust or of the assets belonging to any Sub-Trust of the Trust (as that phrase is defined in subsection (a) of Section 4.2), to manage such investments and assets, make investment decisions with respect thereto, and to place purchase and sale orders for portfolio transactions relating to such investments and assets;

    (b) Administration. Subject to the general supervision of the Trustees and
        --------------
in conformity with any policies of the Trustees with respect to the operations of the Trust and each Sub-Trust, to supervise all or any part of the operations of the Trust and each Sub-Trust, and to provide all or any part of the administrative and clerical personnel, office space and office equipment and services appropriate for the efficient administration and operations of the Trust and each Sub-Trust;

    (c) Distribution. To distribute the Shares of the Trust and each Sub-Trust,
        ------------
to be principal underwriter of such Shares, and/or to act as agent of the Trust and each Sub-Trust in the sale of Shares and the acceptance or rejection of orders for the purchase of Shares;

    (d) Custodian and Depository. To act as depository for and to maintain
        ------------------------
custody of the property of the Trust and each Sub-Trust and accounting records in connection therewith;

    (e) Transfer and Dividend Disbursing Agency. To maintain records of the
        ---------------------------------------
ownership of outstanding Shares, the issuance and redemption and the transfer thereof, and to disburse any dividends declared by the Trustees and in accordance with the policies of the Trustees and/or the instructions of any particular Shareholder to reinvest any such dividends;

    (f) Shareholder Servicing. To provide service with respect to the
        ---------------------
relationship of the Trust and its Shareholders, records with respect to Shareholders and their Shares, and similar matters; and

    (g) Accounting. To handle all or any part of the accounting
        ----------
responsibilities, whether with respect to the Trust's properties, Shareholders or otherwise.

The same person may be the Contracting Party for some or all of the services, duties and responsibilities to, for and of the Trust and/or the Trustees, and the contracts with respect thereto may contain such terms interpretive of or in addition to the delineation of the services, duties and responsibilities provided for, including provisions that are not inconsistent with the 1940 Act relating to the standard of duty of and the rights to indemnification of the Contracting Party and others, as the Trustees may determine. Nothing herein shall preclude, prevent or limit the Trust or a Contracting Party from entering into sub-contractual arrangements relating to any of the matters referred to in Sections 3.3(a) through (g) hereof.

    The fact that:

         (i) any of the Shareholders, Trustees or officers of the Trust is a shareholder, director, officer, partner, trustee, employee, manager, adviser, principal underwriter or distributor or agent of or for any Contracting Party, or of or for any parent or affiliate of any Contracting Party or that the Contracting Party or any parent or affiliate thereof is a Shareholder or has an interest in the Trust or any Sub-Trust, or that

         (ii) any Contracting Party may have a contract providing for the rendering of any similar services to one or more other corporations, trusts, associations, partnerships, limited partnerships or other organizations, or have other business or interests, shall not affect the validity of any contract for the performance and assumption of services, duties and responsibilities to, for or of the Trust or any Sub-Trust and/or the Trustees or disqualify any Shareholder, Trustee or officer of the Trust from voting upon or executing the same or create any liability or accountability to the Trust, any Sub-Trust or its Shareholders, provided that in the case of any relationship or interest referred to in the preceding clause (i) on the part of any Trustee or officer of the Trust either (x) the material facts as to such relationship or interest have been disclosed to or are known by the Trustees not having any such relationship or interest and the contract involved is approved in good faith by a majority of such Trustees not having any such relationship or interest (even though such unrelated or disinterested Trustees are less than a quorum of all of the Trustees), (y) the material facts as to such relationship or interest and as to the contract have been disclosed to or are known by the Shareholders entitled to vote thereon and the contract involved is specifically approved in good faith by vote of the Shareholders, or (z) the specific contract involved is fair to the Trust as of the time it is authorized, approved or ratified by the Trustees or by the Shareholders.

    Section 3.4 Payment of Trust Expenses and Compensation of Trustees. The
                ------------------------------------------------------
Trustees are authorized to pay or to cause to be paid out of the principal or income of the Trust or any Sub-Trust, or partly out of principal and partly out of income, and to charge or allocate the same to, between or among such one or more of the Sub-Trusts that may be established and designated pursuant to
Article IV, as the Trustees deem fair, all expenses, fees, charges, taxes and liabilities incurred or arising in connection with the Trust or any Sub-Trust, or in connection with the management thereof, including, but not limited to, the Trustees' compensation and such expenses and charges for the services of the Trust's officers, employees, investment adviser, administrator, distributor, principal underwriter, auditor, counsel, depository, custodian, transfer agent, dividend disbursing agent, accounting agent, Shareholder servicing agent, and such other agents, consultants, and independent contractors and such other expenses and charges as the Trustees may deem necessary or proper to incur. Without limiting the generality of any other provision hereof, the Trustees shall be entitled to reasonable compensation from the Trust for their services as Trustees and may fix the amount of such compensation.

    Section 3.5 Ownership of Assets of the Trust. Title to all of the assets of
                --------------------------------
the Trust shall at all times be considered as vested in the Trustees.


                                  ARTICLE IV
                                  ----------

                                    SHARES
                                    ------

    Section 4.1 Description of Shares. The beneficial interest in the Trust
                ---------------------
shall be divided into Shares, all with $.001 par value and of one class, but the Trustees shall have the authority from time to time to divide the class of Shares into two or more Series of Shares (each of which Series of Shares shall be a separate and distinct Sub-Trust of the Trust, including without limitation those Sub-Trusts specifically established and designated in Section 4.2), as they deem necessary or desirable. Each Sub-Trust established hereunder shall be deemed to be a separate trust under Massachusetts General Laws Chapter 182. The Trustees shall have exclusive power without the requirement of shareholder approval to establish and designate such separate and distinct Sub-Trusts, and to fix and determine the relative rights and preferences as between the shares of the separate Sub-Trusts as to right of redemption and the price, terms and manner of redemption, special and relative rights as to dividends and other distributions and on liquidation, sinking or purchase fund provisions, conversion rights, and conditions under which the several Sub-Trusts shall have separate voting rights or not voting rights.


    The number of authorized Shares and the number of Shares of each Sub-Trust that may be issued is unlimited, and the Trustees may issue Shares of any Sub-Trust for such consideration and on such terms as they may determine (or for no consideration if pursuant to a Share dividend or split-up), all without action or approval of the Shareholders. All Shares when so issued on the terms determined by the Trustees shall be fully paid and non-assessable (but may be subject to mandatory contribution back to the Trust as provided in subsection
(h) of Section 4.2). The Trustees may classify or reclassify any unissued Shares or any Shares previously issued and reacquired of any Sub-Trust into one or more Sub-Trusts that may be established and designated from time to time. The Trustees may hold as treasury Shares, reissue for such consideration and on such terms as they may determine, or cancel, at their discretion from time to time, any Shares of any Sub-Trust reacquired by the Trust.

    The Trustees may from time to time close the transfer books or establish record dates and times for the purposes of determining the holders of Shares entitled to be treated as such, to the extent provided or referred to in Section 5.3.

    The establishment and designation of any Sub-Trust in addition to those established and designated in Section 4.2 shall be effective (i) upon the execution by a majority of the then Trustees of an instrument setting forth such establishment and designation of the relative rights and preferences of the Shares of such Sub-Trust, (ii) upon the execution of an instrument in writinq by an officer of the Trust pursuant to the vote of a majority of the Trustees, or (iii) as otherwise provided in either such instrument. At any time that there are no Shares outstandinq of any particular Sub-Trust previously established and designated the Trustees may by an instrument executed by a majority of their number abolish that Sub-Trust and the establishment and designation thereof. Each instrument referred to in this paragraph shall have the status of an amendment to this Declaration of Trust.

    Any Trustee, officer or other agent of the Trust, and any organization in which any such person is interested may acquire, own, hold and dispose of Shares of any Sub-Trust of the Trust to the same extent as if such person were not a Trustee, officer or other agent of the Trust; and the Trust may issue and sell or cause to be issued and sold and may purchase Shares of any Sub-Trust from any such person or any such organization subject only to the general limitations, restrictions or other provisions applicable to the sale or purchase of Shares of such Sub-Trust generally.


    Section 4.2 Establishment and Designation of Sub-Trusts. Without limiting
                -------------------------------------------
the authority of the Trustees set forth in Section 4.1 to establish and designate any further Sub-Trusts, the Trustees hereby establish and designate two Sub-Trusts: "Van Eck Gold Fund" and "Van Eck Global Fund". The Shares of such Sub-Trusts and any Shares of any further Sub-Trusts that may from time to time be established and designated by the Trustees shall (unless the Trustees otherwise determine with respect to some further Sub-Trust at the time of establishing and designating the same) have the following relative rights and preferences:

    (a)  Assets Belonging to Sub-Trusts. All consideration received by the Trust
         ------------------------------
for the issue or sale of Shares of a particular Sub-Trust, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall be held by the Trustees in trust for the benefit of the holders of Shares of that Sub-Trust and shall irrevocably belong to that Sub-Trust for all purposes, and shall be so recorded upon the books of account of the Trust. Such consideration, assets, income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds, in whatever form the same may be, together with any General Items (as hereinafter defined) allocated to that Sub-Trust as provided in the following sentence, are herein referred to as "assets belonging to" that Sub-Trust. In the event that there are any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular Sub-Trust (collectively "General Items"), the Trustees shall allocate such General Items to and among any one or more of the Sub-Trusts established and designated from time to time in such manner and on such basis as they, in their sole discretion, deem fair and equitable; and any General Items so allocated to a particular Sub-Trust shall belong to that Sub-Trust. Each such allocation by the Trustees shall be conclusive and binding upon the Shareholders of all Sub-Trusts for all purposes.


    (b)  Liabilities Belonging to Sub-Trusts. The assets belonging to each
         -----------------------------------
particular Sub-Trust shall be charged with the liabilities in respect of that Sub-Trust and all expenses, costs, charges and reserves belonging to that Sub-Trust, and any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular Sub-Trust shall be allocated and charged by the Trustees to and among any one or more of the Sub-Trusts established and designated from time to time in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable. The liabilities, expenses, costs, charges and reserves allocated and so charged to a Sub-Trust are herein referred to as "liabilities belonging to" that Sub-Trust. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the Shareholders of all Sub-Trusts for all purposes. Any creditor of any Sub-Trust may look only to the assets of that Sub-Trust to satisfy such creditor's debt.

    The Trustees shall have full discretion, to the extent not inconsistent with the 1940 Act, to determine which items shall be treated as income and which items as capital; and each such determination and allocation shall be conclusive and binding upon the Shareholders.

    (c) Dividends. Dividends and distributions on Shares of a particular Sub-
        ---------
Trust may be paid with such frequency as the Trustees may determine, which may be daily or otherwise pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Trustees may determine, to the holders of Shares of that Sub-Trust, from such of the income and capital gains, accrued or realized, from the assets belonging to that Sub-Trust, as the Trustees may determine, after providing for actual and accrued liabilities belonging to that Sub-Trust. All dividends and distributions on Shares of a particular Sub-Trust shall be distributed pro rata to the holders of Shares of that Sub-Trust in proportion to the number of Shares of that Sub-Trust held by such holders at the date and time of record established for the payment of such dividends or distributions, except that in connection with any dividend or distribution program or procedure the Trustees may determine that no dividend or distribution shall be payable on Shares as to which the Shareholder's purchase order and/or payment have not been received by the time or times established by the Trustees under such program or procedure. Such dividends and distributions may be made in cash or Shares of that Sub-Trust or a combination thereof as determined by the Trustees or pursuant to any program that the Trustees may have in effect at the time for the election by each Shareholder of the mode of the making of such dividend or distribution to that Shareholder. Any such dividend or distribution paid in Shares will be paid at the net asset value thereof as determined in accordance with subsection (h) of Section 4.2.

    (d) Liquidation. In the event of the liquidation or dissolution of the
        -----------
Trust, the Shareholders of each Sub-Trust that has been established and designated shall be entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to that Sub-Trust over the liabilities belonging to that Sub-Trust. The assets so distributable to the Shareholders of any particular Sub-Trust shall be distributed among such Shareholders in proportion to the number of Shares of that Sub-Trust held by them and recorded on the books of the Trust. The liquidation of any particular Sub-Trust may be authorized at any time by vote of a majority of the Trustees then in office subject to the approval of a majority of the outstanding voting Shares of that Sub-Trust, as defined in the 1940 Act.

    (e) Voting. On each matter submitted to a vote of the Shareholders, each
        ------
holder of a Share of each Sub-Trust shall be entitled to one vote for each whole Share and to a proportionate fractional vote for each fractional Share standing in his name on the books of the Trust and all Shares of each Sub-Trust shall vote as a separate class except as to voting for Trustees and as otherwise required by the 1940 Act. As to any matter which does not affect the interest of a particular Sub-Trust, only the holders of Shares of the one or more affected Sub-Trusts shall be entitled to vote.

    (f) Redemption by Shareholder. Each holder of Shares of a particular Sub-
        -------------------------
Trust shall have the right at such times as may be permitted by the Trust, but no less frequently than once each week, to require the Trust to redeem all or any part of his Shares of that Sub-Trust at a redemption price equal to the net asset value per Share of that Sub-Trust next determined in accordance with subsection (h) of this Section 4.2 after the Shares are properly tendered for redemption, subject to any contingent deferred sales charge in effect at the time of redemption. Payment of the redemption price shall be in cash; provided, however, that if the Trustees determine, which determination shall be conclusive, that conditions exist which make payment wholly in cash unwise or undesirable, the Trust may, subject to the requirements of the 1940 Act, make payment wholly or partly in securities or other assets belonging to the Sub-Trust of which the Shares being redeemed are part at the value of such securities or assets used in such determination of net asset value.

    Notwithstanding the foregoing, the Trust may postpone payment of the redemption price and may suspend the right of the holders of Shares of any Sub-Trust to require the Trust to redeem Shares of that Sub-Trust during any period or at any time when and to the extent permissible under the 1940 Act.

    (g) Redemption by Trust. Each Share of each Sub-Trust that has been
        -------------------
established and designated is subject to redemption by the Trust at the redemption price which would be applicable if such Share was then being redeemed by the Shareholder pursuant to subsection (f) of this Section 4.2: (a) at any time, if the Trustees determine in their sole discretion and by majority vote that failure to so redeem may have materially adverse consequences to the holders of the Shares of the Trust or any Sub-Trust thereof, or (b) upon such other conditions as may from time to time be determined by the Trustees and set forth in the then current Prospectus of the Trust with respect to maintenance of Shareholder accounts of a minimum amount. Upon such redemption the holders of the Shares so redeemed shall have no further right with respect thereto other than to receive payment of such redemption price.

    (h) Net Asset Value. The net asset value per Share of any Sub-Trust shall be
        ---------------
the quotient obtained by dividing the value of the net assets of that Sub-Trust (being the value of the assets belonging to that Sub-Trust less the liabilities belonging to that Sub-Trust) by the total number of Shares of that Sub-Trust outstanding, all determined in accordance with the methods and procedures, including without limitation those with respect to rounding, established by the Trustees from time to time.

    The Trustees may determine to maintain the net asset value per Share of any Sub-Trust at a designated constant dollar amount and in connection therewith may adopt procedures not inconsistent with the 1940 Act for the continuing declarations of income attributable to that Sub-Trust as dividends payable in additional Shares of that Sub-Trust at the designated constant dollar amount and for the handling of any losses attributable to that Sub-Trust. Such procedures may provide that in the event of any loss each Shareholder shall be deemed to have contributed to the capital of the Trust attributable to that Sub-Trust his pro rata portion of the total number of Shares required to be cancelled in order to permit the net asset value per Share of that Sub-Trust to be maintained, after reflecting such loss, at the designated constant dollar amount. Each Shareholder of the Trust shall be deemed to have agreed, by his investment in any Sub-Trust with respect to which the Trustees shall have adopted any such procedure, to make the contribution referred to in the preceding sentence in the event of any such loss.

    (i) Transfer. All Shares of each particular Sub-Trust shall be transferable,
        --------
but transfers of Shares of a particular Sub-Trust will be recorded on the Share transfer records of the Trust applicable to that Sub-Trust only at such times as Shareholders shall have the right to require the Trust to redeem Shares of that Sub-Trust and at such other times as may be permitted by the Trustees.

    (j) Equality . All Shares of each particular Sub-Trust shall represent an
        --------
equal proportionate interest in the assets belonging to that Sub-Trust (subject to the liabilities belonging to that Sub-Trust), and each Share of any particular Sub-Trust shall be equal to each other Share of that Sub-Trust; but the provisions of this sentence shall not restrict any distinctions permissible under subsection (c) of this Section 4.2 that may exist with respect to dividends and distributions on Shares of the same Sub-Trust. The Trustees may from time to time divide or combine the Shares of any particular Sub-Trust into a greater or lesser number of Shares of that Sub-Trust without thereby changing the proportionate beneficial interest in the assets belonging to that Sub-Trust or in any way affecting the rights of Shares of any other Sub-Trust.

    (k) Fractions. Any fractional Share of any Sub-Trust, if any such fractional
        ---------
Share is outstanding, shall carry proportionately all the rights and obligations of a whole Share of that Sub-Trust, including rights and obligations with respect to voting, receipt of dividends and distributions, redemption of Shares, and liquidation of the Trust.

    (1) Conversion Rights. Subject to compliance with the requirements of the
        -----------------
1940 Act, the Trustees shall have the authority to provide that holders of Shares of any Sub-Trust shall have the right to convert said Shares into Shares of one or more other Sub-Trust in accordance with such requirements and procedures as may be established by the Trustees.

    (m) Termination of Sales. The Trustees shall have the authority to terminate
        --------------------
the sales of Shares of any Sub-Trust at any time or for such periods as the Trustees may from time to time decide.

    Section 4.3 Ownership of Shares. The ownership of Shares shall be recorded
                -------------------
on the books of the Trust or of a transfer or similar agent for the Trust, which books shall be maintained separately for the Shares of each Sub-Trust that has been established and designated. No certificates certifying the ownership of Shares need be issued except as the Trustees may otherwise determine from time to time. The Trustees may make such rules as they consider appropriate for the issuance of Share certificates, the use of facsimile signatures, the transfer of Shares and similar matters. The record books of the Trust as kept by the Trust or any transfer or similar agent, as the case may be, shall be conclusive as to who are the Shareholders and as to the number of Shares of each Sub-Trust held from time to time by each such Shareholder.

    Section 4.4 Investments in the Trust. The Trustees may accept investments
                ------------------------
in the Trust and each Sub-Trust thereof from such persons and on such terms and for such consideration, not inconsistent with the provisions of the 1940 Act, as they from time to time authorize. The Trustees may authorize any distributor, principal underwriter, custodian, transfer agent or other person to accept orders for the purchase of Shares that conform to such authorized terms and to reject any purchase orders for Shares whether or not conforming to such authorized terms.

    Section 4.5 No Pre-emptive Rights. Shareholders shall have no pre-emptive or
                ---------------------
other right to subscribe to any additional Shares or other securities issued by the Trust.

    Section 4.6 Status of Shares and Limitation of Personal Liability. Shares
                -----------------------------------------------------
shall be deemed to be personal property giving only the rights provided in this instrument. Every Shareholder by virtue of having become a Shareholder shall be held to have expressly assented and agreed to the terms hereof and to have become a party hereto. The death of a Shareholder during the continuance of the Trust shall not operate to terminate the Trust or any Sub-Trust thereof nor entitle the representative of any deceased Shareholder to an accounting or to take any action in court or elsewhere against the Trust or the Trustees, but only to the rights of said decedent under this Trust. Ownership of Shares shall not entitle the Shareholder to any title in or to the whole or any part of the Trust property or right to call for a partition or division of the same or for an accounting, nor shall the ownership of Shares constitute the Shareholders partners. Neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust shall have any power to bind personally any Shareholder, nor except as specifically provided herein to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay.


                                   ARTICLE V
                                   ---------

                   SHAREHOLDERS' VOTING POWERS AND MEETINGS
                   ----------------------------------------

    Section 5.1 Voting Powers. The Shareholders shall have power to vote only
                -------------
(i) for the election or removal of Trustees as provided in Section 3.1, (ii) with respect to any contract with a Contracting Party as provided in Section 3.3 as to which Shareholder approval is as required by the 1940 Act, (iii) with respect to any termination or reorganization of the Trust or any Sub-Trust to the extent and as provided in Sections 7.1 and 7.2, (iv) with respect to any amendment of this Declaration of Trust to the extent and as provided in Section 7.3, (v) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or any Sub-Trust thereof or the Shareholders (provided, however, that a Shareholder of a particular Sub-Trust shall not be entitled to a derivative or class action on behalf of any other Sub-Trust (or Shareholder of any other Sub-Trust) of the Trust) and (vi) with respect to such additional matters relating to the Trust as may be required by the 1940 Act, this Declaration of Trust, the By-Laws or any registration of the Trust with the Commission (or any successor agency) or any state, or as the Trustees may consider necessary or desirable. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. A proxy with respect to Shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on the challenger. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required by law, this Declaration of Trust or the By-Laws to be taken by Shareholders.

    Section 5.2 Meetings. No annual or regular meeting of Shareholders is
                --------
required. Special meetings of Shareholders may be called by the Trustees from time to time for the purpose of taking action upon any matter requiring the vote or authority of the Shareholders as herein provided or upon any other matter deemed by the Trustees to be necessary or desirable. Written notice of any meeting of Shareholders shall be given or caused to be given by the Trustees by mailing such notice at least seven days before such meeting, postage prepaid, stating the time, place and purpose of the meeting, to each Shareholder at the Shareholder's address as it appears on the records of the Trust. The Trustees shall promptly call and give notice of a meeting of Shareholders for the purpose of voting upon removal of any Trustee of the Trust when requested to do so in writing by Shareholders holding not less than 10% of the Shares then outstanding. If the Trustees shall fail to call or give notice of any meeting of Shareholders for a period of 30 days after written application by Shareholders holding at least 10% of the Shares then outstanding requesting a meeting be called for any other purpose requiring action by the Shareholders as provided herein or in the By-Laws, then Shareholders holding at least 10% of the Shares then outstanding may call and give notice of such meeting, and thereupon the meeting shall be held in the manner provided for herein in case of call thereof by the Trustees.

    Section 5.3 Record Dates. For the purpose of determining the Shareholders
                ------------
who are entitled to vote or act at any meeting or any adjournment thereof, or who are entitled to participate in any dividend or distribution, or for the purpose of any other action, the Trustees may from time to time close the transfer books for such period, not exceeding 30 days (except at or in connection with the termination of the Trust), as the Trustees may determine; or without closing the transfer books the Trustees may fix a date and time not more than 60 days prior to the date of any meeting of Shareholders or other action as the date and time of record for the determination of Shareholders entitled to vote at such meeting or any adjournment thereof or to be treated as Shareholders of record for purposes of such other action, and any Shareholder who was a Shareholder at the date and time so fixed shall be entitled to vote at such meeting or any adjournment thereof or to be treated as a Shareholder of record for purposes of such other action, even though he has since that date and time disposed of his Shares, and no Shareholder becoming such after that date and time shall be so entitled to vote at such meeting or any adjournment thereof or to be treated as a Shareholder of record for purposes of such other action.


    Section 5.4 Quorum and Required Vote. A majority of the Shares entitled to
                ------------------------
vote shall be a quorum for the transaction of business at a Shareholders' meeting, but any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting without the necessity of further notice. A majority of the Shares voted, at a meeting of which a quorum is present shall decide any questions and a plurality shall elect a Trustee, except when a different vote is required or permitted by any provision of the 1940 Act or other applicable law or by this Declaration of Trust or the By-Laws.

    Section 5.5 Action by Written Consent. Subject to the provisions of the
                -------------------------
1940 Act and other applicable law, any action taken by Shareholders may be taken without a meeting if a majority of Shareholders entitled to vote on the matter (or such larger proportion thereof as shall be required by the 1940 Act or by any express provision of this Declaration of Trust or the By-Laws) consent to the action in writing and such written consents are filed with the records of the meetings of Shareholders. Such consent shall be treated for all purposes as a vote taken at a meeting of Shareholders.

    Section 5.6 Inspection of Records. The records of the Trust shall be open
                ---------------------
to inspection by Shareholders to the same extent as is permitted stockholders of a Massachusetts business corporation under the Massachusetts Business Corporation Law.

    Section 5.7 Additional Provisions. The By-Laws may include further
                ---------------------
provisions for Shareholders' votes and meetings and related matters not inconsistent with the provisions hereof.

    Section 5.8 Shareholder Communications. Whenever ten or more Shareholders of
                --------------------------
record who have been such for at least six months preceding the date of application, and who hold in the aggregate either Shares having a net asset value of at least $25,000 or at least 1% of the outstanding Shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other Shareholders with a view to obtaining signatures to a request for a Shareholder meeting and accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either (1) afford to such applicants access to a list of the names and addresses of all Shareholders as recorded on the books of the Trust or Sub-Trust, as applicable; or (2) inform such applicants as to the approximate number of Shareholders of record, and the approximate cost of mailing to them the proposed communication and form of request.

    If the Trustees elect to follow the course specified in clause (2) above, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all Shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. The Trustees shall thereafter comply with any order entered by the Commission and the requirements of the 1940 Act and the Securities Exchange Act of 1934.

                                  ARTICLE VI
                                  ----------

                   LIMITATION OF LIABILITY; INDEMNIFICATION
                   ----------------------------------------

    Section 6.1 Trustees, Shareholders, etc. Not Personally Liable; Notice. All
                ----------------------------------------------------------
persons extending credit to, contracting with or having any claim against the Trust shall look only to the assets of the Sub-Trust with which such person dealt for payment under such credit, contract or claim; and neither the Shareholders of any Sub-Trust nor the Trustees, nor any of the Trust's officers, employees or agents, whether past, present or future, nor any other Sub-Trust shall be personally liable therefor. Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust, any Sub-Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been executed or done only by or for the Trust (or the Sub-Trust) or the Trustees and not per-sonally. Nothing in this Declaration of Trust shall protect any Trustee or officer against any liability to the Trust or the Shareholders to which such Trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or of such officer.

    Every note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or by any officers or officer shall give notice that this Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts and shall recite to the effect that the same was executed or made by or on behalf of the Trust or by them as Trustees or Trustee or as officers or officer and not individually and that the obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only upon the assets and property of the Trust, or the particular Sub-Trust in question, as the case may be, but the omission thereof shall not operate to bind any Trustees or Trustee or officers or officer or Shareholders or Shareholder individually.

    Section 6.2 Trustee's Good Faith Action; Expert Advice; No Bond or Surety.
                -------------------------------------------------------------
The exercise by the Trustees of their powers and discretion hereunder shall be binding upon everyone interested. A Trustee shall be liable for his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law. Subject to the foregoing, (a) the Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, consultant, adviser, administrator, distributor or principal underwriter, custodian or transfer, dividend disbursing, Shareholder servicing or accounting agent of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee; (b) the Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust and their duties as Trustees, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice; and (c) in discharging their duties, the Trustees, when acting in good faith, shall be entitled to rely upon the books of account of the Trust and upon written reports made to the Trustees by any officer appointed by them, any independent public accountant, and (with respect to the subject matter of the contract involved) any officer, partner or responsible employee of a Contracting Party appointed by the Trustees pursuant to Section 3.3. The Trustees as such shall not be required to give any bond or surety or any other security for the performance of their duties.

    Section 6.3 Indemnification of Shareholders. In case any Shareholder (or
                -------------------------------
former Shareholder) of any Sub-Trust of the Trust shall be charged or held to be personally liable for any obligation or liability of the Trust solely by reason of being or having been a Shareholder and not because of such Shareholder's acts or omissions or for some other reason, said Sub-Trust (upon proper and timely request by the Shareholder) shall assume the defense against such charge and satisfy any judgment thereon, and the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets of said Sub-Trust estate to be held harmless from and indemnified against all loss and expense arising from such liability.

    Section 6.4 Indemnification of Trustees, Officers, etc. The Trust shall
                ------------------------------------------
indemnify (from the assets of the Sub-Trust or Sub-Trusts in question) each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise [hereinafter referred to as a "Covered Person"]) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person's action was in or not opposed to the best interests of the Trust or (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (either and both of the conduct described in (i) and (ii) being referred to hereafter as "Disabling Conduct"). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as defined in section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Sub-Trust in question in advance of the final disposition of any such action, suit or proceeding, provided that the Covered Person shall have undertaken to repay the amounts so paid to the Sub-Trust in question if it is ultimately determined that indemnification of such expenses is not authorized under this Article VI and (i) the Covered Person shall have provided security for such undertaking,
(ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees who are not a party to the proceeding, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

    Section 6.5 Compromise Payment. As to any matter disposed of by a compromise
                ------------------
payment by any such Covered Person referred to in Section 6.4, pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved (a) by a majority of the disinterested Trustees who are not parties to the proceeding or (b) by an independent legal counsel in a written opinion. Approval by the Trustees pursuant to clause (a) or by independent legal counsel pursuant to clause (b) shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with any of such clauses as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person's action was in or not opposed to the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

    Section 6.6 Indemnification Not Exclusive, etc. The right of indemnification
                ----------------------------------
provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VI, "Covered Person" shall include such person's heirs, executors and administrators, an "interested Covered Person" is one against whom the action, suit or other proceeding in question or another action, suit or other proceeding on the same or similar grounds is then or has been pending or threatened, and a "disinterested" person is a person against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending or threatened. Nothing contained in this Article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

    Section 6.7 Liability of Third Persons Dealing with Trustees. No person
                --------------------------------------------------
dealing with the Trustees shall be bound to make any inquiry concerning the validity of any transaction made or to be made by the Trustees or to see to the application of any payments made or property transferred to the Trust or upon its order.

                                  ARTICLE VII
                                  -----------

                                 MISCELLANEOUS
                                 -------------

    Section 7.1 Duration and Termination of Trust. Unless terminated as provided
                ---------------------------------
herein, the Trust shall continue without limitation of time and, without limiting the generality of the foregoing, no change, alteration or modification with respect to any Sub-Trust shall operate to terminate the Trust. The Trust or any Sub-Trust may be terminated at any time by a majority of the Trustees then in office subject to a favorable vote of a majority of the outstanding voting securities, as defined in the 1940 Act, Shares of each Sub-Trust voting separately by Sub-Trust.

    Upon termination, after paying or otherwise providing for all charges, taxes, expenses and liabilities, whether due or accrued or anticipated as may be determined by the Trustees, the Trust shall in accordance with such procedures as the Trustees consider appropriate reduce the remaining assets to distributable form in cash, securities or other property, or any combination thereof, and distribute the proceeds to the Shareholders, in conformity with the provisions of subsection (d) of Section 4.2.

    Section 7.2 Reorganization. The Trustees may sell, convey, merge and
                ----------------
transfer the assets of the Trust, or the assets belonging to any one or more Sub-Trusts, to another trust, partnership, association or corporation organized under the laws of any state of the United States, or to the Trust to be held as assets belonging to another Sub-Trust of the Trust, in exchange for cash, shares or other securities (including, in the case of a transfer to another Sub-Trust of the Trust, Shares of such other Sub-Trust) with such transfer either (1) being made subject to, or with the assumption by the transferee of, the liabilities belonging to each Sub-Trust the assets of which are so transferred, or (2) not being made subject to, or not with the assumption of, such liabilities; provided, however, that no assets belonging to any particular Sub-Trust shall be so transferred unless the terms of such transfer shall have first been approved at a meeting called for the purpose by the affirmative vote of the holders of a majority of the outstanding voting Shares, as defined in the 1940 Act, of that Sub-Trust. Following such transfer, the Trustees shall distribute such cash, shares or other securities (giving due effect to the assets and liabilities belonging to and any other differences among the various Sub-Trusts the assets belonging to which have so been transferred) among the Shareholders of the Sub-Trust the assets belonging to which have been so transferred; and if all of the assets of the Trust have been so transferred, the Trust shall be terminated.

    The Trust, or any one or more Sub-Trusts, may, either as the successor, survivor, or non-survivor, (1) consolidate with one or more other trusts, partnerships, associations or corporations organized under the laws of the Commonwealth of Massachusetts or any other state of the United States, to form a new consolidated trust, partnership, association or corporation under the laws of which any one of the constituent entities is organized, or (2) merge into one or more other trusts, partnerships, associations or corporations organized under the laws of the Commonwealth of Massachusetts or any other state of the United States, or have one or more such trusts, partnerships, associations or corporations merged into it, any such consolidation or merger to be upon such terms and conditions as are specified in an agreement and plan of reorganization entered into by the Trust, or one or more Sub-Trusts as the case may be, in connection therewith. The terms "merge" or "merger" as used herein shall also include the purchase or acquisition of any assets of any other trust, partnership, association or corporation which is an investment company organized under the laws of the Commonwealth of Massachusetts or any other state of the United States. Any such consolidation or merger shall require the affirmative vote of the holders of a majority of the outstanding voting Shares, as defined in the 1940 Act, of each Sub-Trust affected thereby.

    Section 7.3 Amendments. All rights granted to the Shareholders under this
                ------------
Declaration of Trust are granted subject to the reservation of the right to amend this Declaration of Trust as herein provided, except that no amendment shall repeal the limitations on personal liability of any Shareholder or Trustee or repeal the prohibition of assessment upon the Shareholders without the express consent of each Shareholder or Trustee involved. Subject to the foregoing, the provisions of this Declaration of Trust (whether or not related to the rights of

Shareholders) may be amended at any time, so long as such amendment does not adversely affect the rights of any Shareholder with respect to which such amendment is or purports to be applicable and so long as such amendment is not in contravention of applicable law, including the 1940 Act, by an instrument in writing signed by a majority of the then Trustees (or by an officer of the Trust pursuant to the vote of a majority of such Trustees). Any amendment to this Declaration of Trust that adversely affects the rights of Shareholders may be adopted at any time by an instrument in writing signed by a majority of the then Trustees (or by an officer of the Trust pursuant to a vote of a majority of such Trustees) when authorized to do so by the vote in accordance with subsection (e) of Section 4.2 of Shareholders holding a majority of the Shares entitled to vote. Subject to the foregoing, any such amendment shall be effective as provided in the instrument containing the terms of such amendment or, if there is no provision therein with respect to effectiveness, upon the execution of such instrument and of a certificate (which may be a part of such instrument) executed by a Trustee or officer of the Trust to the effect that such amendment has been duly adopted.

     Section 7.4 Filing of Copies; References; Headings. The original or a copy
                 --------------------------------------
of this instrument and of each amendment hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. A copy of this instrument and of each amendment hereto shall be filed by the Trust with the Secretary of The Commonwealth of Massachusetts and with the Boston City Clerk, as well as any other governmental office where such filing may from time to time be required, but the failure to make any such filing shall not impair the effectiveness of this instrument or any such amendment. Anyone dealing with the Trust may rely on a certificate by an officer of the Trust as to whether or not any such amendments have been made, as to the identities of the Trustees and officers, and as to any matters in connection with the Trust hereunder; and, with the same effect as if it were the original, may rely on a copy certified by an officer of the Trust to be a copy of this instrument or of any such amendments. In this instrument and in any such amendment, references to this instrument, and all expressions like "herein", "hereof" and "hereunder" shall be deemed to refer to this instrument as a whole as the same may be amended or affected by any such amendments. The masculine gender shall include the feminine and neuter genders. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or control or affect the meaning, construction or effect of this instrument. This instrument may be executed in any number of counterparts each of which shall be deemed an original.

    Section 7.5 Applicable Law. This Declaration of Trust is made in The
                --------------
Commonwealth of Massachusetts, and it is created under and is to be governed by and construed and administered according to the laws of said Commonwealth, including the Massachusetts Business Corporation Law as the same may be amended from time to time, to which reference is made with the intention that matters not specifically covered herein or as to which an ambiguity may exist shall be resolved as if the Trust were a business corporation organized in Massachusetts, but the reference to said Business Corporation Law is not intended to give the Trust, the Trustees, the Shareholders or any other person any right, power, authority or responsibility available only to or in connection with an entity organized in corporate form. The Trust shall be of the type referred to in Section 1 of Chapter 182 of the Massachusetts General Laws and of the type commonly called a Massachusetts business trust, and without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust.

    Section 7.6 Name of Trust. It is understood that the name "Van Eck", and
                -------------
any logo associated with that name, is the valuable property of Van Eck Management Corporation and Van Eck Associates Corporation and that the Trust or any Sub-Trust has the right to include "Van Eck" as a part of its name only through permission of Van Eck Management Corporation and Van Eck Associates Corporation. If Van Eck Management Corporation or Van Eck Associates Corporation withdraws the right to the use of the name, the Trust (and any Sub-Trust shall forthwith cease to use the Van Eck Name and logo and shall take such action as may be necessary to change its name (or the name of any Sub-Trust) to eliminate all use of or reference to the word "Van Eck". The Trust hereby stipulates that companies or trusts other than the Trust may be formed with the word "Van Eck" in their titles.

    IN WITNESS WHEREOF, the undersigned hereunto set his hand and seal in the City of Boston, Massachusetts for himself and his assigns, as of the day and year first above written.




                                              ---------------------------------
                                              Michael G. Doorley

                       THE COMMONWEALTH OF MASSACHUSETTS


Suffolk County, ss.


    Then personally appeared the within-named Michael G. Doorley of
                                      , who acknowledged the execution of the
foregoing instrument to be his free act and deed, before me, this 7th day of January, 1987.

                                      /s/ SIGNATURE ILLEGIABLE ^^
                                      ---------------------------------
                                      Notary Public
[Notarial Seal]
                                      My commission expires: October 22, 1993.

                   VAN ECK VARIABLE INSURANCE PRODUCTS TRUST

                   AMENDMENT NO. 1 TO MASTER TRUST AGREEMENT

    AMENDMENT NO. 1 to the Master Trust Agreement of VAN ECK VARIABLE INSURANCE PRODUCTS TRUST made in New York, New York as of this 11th day of July, 1989 by the sole Trustee of said trust.

                                 WITNESSETH:

    WHEREAS, Section 7.3 of the Master Trust Agreement dated January 7, 1987 (the "Agreement") of Van Eck Variable Insurance Products Trust (the "Trust") provides that the Agreement may be amended at any time, so long as such amendment does not adversely affect the rights of any shareholder and so long as such amendment is not in contravention of applicable law, including the Investment Company Act of 1940, by an instrument in writing signed by a majority of the then Trustees; and

    WHEREAS, the undersigned, being the sole Trustee of the Trust, desires to amend the Agreement to (i) change the name of the Trust, as set forth in Section
1.1 of the Agreement, from "Van Eck Variable Insurance Products Trust" to "Van Eck Investment Trust"; (ii) change the name of the sub-trusts designated in
Section 4.2 of the Agreement from "Van Eck Gold Fund" and "Van Eck Global Fund" to "Van Eck Gold and Natural Resources Fund" and "Van Eck Global Growth Fund," respectively, and (iii) establish and designate an additional sub-trust of the Trust in Section 4.2 of the Agreement is "Van Eck Global Bond Fund."

    NOW, THEREFORE, the sole Trustee hereby states:

    1. That Section 1.1 of the Agreement and all other appropriate references in the Agreement are amended to change the name of the Trust from "Van Eck Variable Insurance Products Trust" to "Van Eck Investment Trust," and that
Section 1.1 of the Agreement, as heretofore in effect, is amended in its entirety to read as follows:

              "Section 1.1 Name. This Trust shall be known as "VAN ECK
                           ----
         INVESTMENT TRUST" and the Trustees shall conduct the business of the Trust under that name or any other name or names as they may from time to time determine."

    2. That Section 4.2 of the Agreement and all other appropriate references in the Agreement are amended to (i) change the names of the Sub-Trusts previously established and designated as "Van Eck Gold Fund" and "Van Eck Global Fund" to "Van Eck Gold and Natural Resources Fund" and "Van Eck Global Growth Fund," respectively, and (ii) establish and designate an additional sub-trust as "Van Eck Global Bond Fund," and that the initial paragraph of Section 4.2 of the Agreement, as heretofore in effect, is amended to read as follows:

              "Section 4.2 Establishment and Designation of Sub-Trusts. Without
                           -------------------------------------------
         limiting the authority of the Trustees set forth in Section 4.1 to establish and designate any further Sub-Trusts, the Trustees hereby establish and designate three Sub-Trusts:

        "Van Eck Gold and Natural Resources Fund," "Van Eck Global
         Growth Fund," and "Van Eck Global Bond Fund." The Shares of such Sub-Trusts and any Shares of any further Sub-Trusts that may from time to time be established and designated by the Trustees shall (unless the Trustees otherwise determine with respect to such further Sub-Trust at the time of establishing and designating the same) have the following relative rights and preferences:"

    IN WITNESS WHEREOF, the undersigned hereunto sets his hand and seal for himself and his assigns as of this 11th day of July, 1989.


                                   /s/ Michael G. Doorley
                                   --------------------------------------------
                                   Michael G. Doorley,
                                   Sole Trustee

STATE OF NEW YORK )
                  ) SS.
COUNTY OF NEW YORK)

    Then personally appeared the above-named Michael G. Doorley and acknowledged this instrument to be his free act and deed in his capacity as sole Trustee of Van Eck Variable Insurance Products Trust this 11th day of July, 1989.


                                            /s/ Thaddeus Leszczynski
                                            ------------------------------------
                                            Notary Public

                                            My commission expires:3/30/90
                                                                  ----------
(SEAL)

                           VAN ECK INVESTMENT TRUST



                   Amendment No.2 to Master Trust Agreement



   Amendment No. 2 to the Master Trust Agreement of VAN ECK INVESTMENT TRUST made in New York this First day of November, 1989 by the Majority of the Trustees of said Trust:


                                  WITNESSETH:


WHEREAS, Section 7.3 of the Master Trust Agreement dated January 7, 1987 (the "Agreement") of VAN ECK INVESTMENT TRUST (the "Trust") provides that the Agreement may be amended at any time, so long as such amendment does not adversely affect the rights of any shareholder and so long as such amendment is not in contravention of applicable law, including the Investment Company Act of 1940, by an instrument in writing signed by a majority of the then Trustees; and

WHEREAS, the undersigned, being the Majority Trustees of the Trust, desire to amend Section 4.2 of the Agreement by changing the name of the two Sub-Trusts from "Van Eck Gold Fund" and "Van Eck Global Fund" to "Gold and Natural Resources Fund" and "Global Bond Fund," respectively.

NOW THEREFORE, the Majority of the Trustees hereby state:

That the initial paragraph of Section 4.2 of the Agreement, as heretofore in effect, is amended to read as follows:

"Section 4.2. Establishment and Designation of Sub-Trusts. Without limiting the
              -------------------------------------------
authority of the Trustees set forth in Section 4.1 to establish and designate any further Sub-Trusts, the Trustees hereby establish and designate two Sub-
Trusts: 'Gold and Natural Resources Fund' and 'Global Bond Fund'.

The Shares of such Sub-Trusts and any Shares of any further Sub-Trusts that may from time to time be established and designated by the Trustees shall (unless the Trustees otherwise determine with respect to some further Sub-Trust at the time of establishing and designating the same) have the following relative rights and preferences:"

IN WITNESS WHEREOF, the undersigned hereunto set their hand and seal for themselves and their assigns as of this 1/st/ day of November, 1989.

/s/ John C. Van Eck
--------------------------
John C. Van Eck, Trustee



/s/ Fred M. Van Eck
--------------------------
Fred M. Van Eck, Trustee



--------------------------
Philip L. Carret, Trustee



--------------------------
James C. Dudley, Trustee



/s/ Wesley G. McCain
--------------------------
Wesley G. McCain, Trustee

IN WITNESS WHEREOF, the undersigned hereunto set their hand and seal for themselves and their assigns as of this 1/st/ day of November, 1989.

/s/ Harvey E. Mole'
--------------------------
Harvey E. Mole', Trustee



-------------------------
Ralph Peters, Trustee



-------------------------
Richard Cowell, Trustee


/s/ Alling Woodruff
-------------------------
Alling Woodruff, Trustee

STATE OF NEW YORK)

             )SS.

COUNTY OF NEW YORK)






   Then personally appeared the above Trustees of Van Eck Investment Trust and acknowledged this instrument to be their free act and deed in their capacity as Trustees of Van Eck Investment Trust this first day of November, 1989.



                                       Notary Public: /s/ LINDA S. COLE
                                                     --------------------------





[NOTARIAL SEAL]
                                       My Commission Expires: 1/31/91
                                       ------------------------------

                           VAN ECK INVESTMENT TRUST

                                AMENDMENT NO. 3

                           TO MASTER TRUST AGREEMENT


     Amendment No. 3 to the Master Trust Agreement dated January 7, 1987 (the "Agreement"), of Van Eck Investment Trust (the "Trust"), made at New York, New York this 21/st/ day of April, 1994.


                             W I T N E S S E T H:
                             --------------------

     WHEREAS, Section 7.3 of the Agreement provides that the Agreement may be amended from time to time, as long as such amendment does not adversely affect the rights of any shareholder and so long as such amendment is not in contravention of applicable law, including the Investment Company Act of 1940, by an instrument in writing, signed by an officer of the Trust pursuant to a vote of a majority of the Trustees of the Trust; and

     WHEREAS, Section 4.1 of the Agreement provides that the Trustees of the Trust may establish and designate series of Shares of the Trust; and

     WHEREAS, a majority of the Trustees of the Trust have voted to establish a new series of the Trust, which series is designated as the Worldwide Balanced Fund; and

     WHEREAS, a majority of the Trustees have voted to change section 7.2 of the Agreement with respect to all Sub-Trusts other than Global Bond Fund and Gold and Natural Resources Fund; and

     WHEREAS, a majority of Trustees have duly approved this amendment to the Agreement and authorized the same to be filed with the Secretary of State of the Commonwealth of Massachusetts.

     NOW, THEREFORE, the undersigned Thaddeus Leszczynski, the duly elected and serving Vice President of the Trust, pursuant to the authorization described above, hereby declares that the initial paragraph of Section 4.2 of the Agreement is amended to add an additional Sub-Trust and to read as follows:

          "Section 4.2 Establishment and Description of Sub-Trusts. Without
                       --------------------------------------------
          limiting the authority of the Trustees set forth in Section 4.1 to establish and designate any further Sub-Trusts, the Trustees hereby establish and designate three Sub-Trusts: Gold and Natural Resources Fund, Global Bond Fund and Worldwide Balanced Fund. The Shares of such Sub-Trusts and any Shares of any further Sub-Trusts that may from time to time be established and designated by the Trustees shall (unless the Trustees otherwise determine with respect to some further Sub-Trust at the time of establishing and designating the same) have the following relative rights and preferences:"

and hereby declares that the second paragraph of Section 7.2 of the Agreement is amended to read as follows:

          The Trust or any one or more Sub-Trusts may, either as the successor, or survivor, or non-survivor, (1) consolidate with one or more other trusts, partnerships, associations or corporations organized under the laws of the Commonwealth of Massachusetts or any other state of the United States, to form a new consolidated trust, partnership, association or corporation under the laws of which any one of the constituent entities is organized, or (2) merge into one or more other trusts, partnerships, associations or corporations organized under the laws of the Commonwealth of Massachusetts or any other state of the United States, or have one or more such trusts, partnerships, associations or corporations merged into it, any such consolidation or merger to be upon such terms and conditions as are specified in an agreement and plan of reorganization entered into by the Trust, or one or more such Sub-Trusts as the case may be, in connection therewith. The terms "merge" or "merger" as used herein shall also include the purchase or acquisition of any assets of any other trust, partnership, association or corporation which is an investment company organized under the laws of the Commonwealth of Massachusetts or any other state of the United States. With respect to the Global Bond Fund and Gold and Natural Resources Fund only, any such consolidation or merger shall require the affirmative vote of the holders of a majority of the outstanding voting Shares, as defined in the 1940 Act, of the Sub-Trust so affected thereby; and with respect to all other Sub-Trusts, such affirmative vote shall only be required if the Sub-Trust is not the successor or survivor of such consolidation or merger.

WITNESS my hand and seal this 21st day of April, 1994.


/s/ Thaddeus Leszczynski
------------------------
Thaddeus Leszczynski,Vice President


STATE OF NEW YORK   )
                    )
COUNTY OF NEW YORK  )

       Then personally appeared the above-named Thaddeus Leszczynski and acknowledged this instrument to be his free act and deed this 21st day of April, 1994.



/s/ Henry G. Neger
-------------------
Notary Public


                                HENRY G. NEGER
                       NOTARY PUBLIC, State of New York
                                No. 30-4654092
                          Qualified in Nassau County
                          Commission Expires 12-31-95

                           VAN ECK INVESTMENT TRUST

                                AMENDMENT NO. 4

                           TO MASTER TRUST AGREEMENT

     Amendment No. 4 to the Master Trust Agreement dated January 7, 1987 (the "Agreement"), of Van Eck Investment Trust (the "Trust"), made at New York, New York this 20th day of September, 1994.


                             W I T N E S S E T H:
                             --------------------

     WHEREAS, Section 7.3 of the Agreement provides that the Agreement may be amended from time to time, as long as such amendment does not adversely affect the rights of any shareholder and so long as such amendment is not in contravention of applicable law, including the Investment Company Act of 1940, by an instrument in writing, signed by an officer of the Trust pursuant to a vote of a majority of the Trustees of the Trust; and

     WHEREAS, Section 4.1 of the Agreement provides that the Trustees of the Trust may establish and designate series of Shares of the Trust; and

     WHEREAS, a majority of the Trustees of the Trust have voted to establish new series of the Trust, which series are designated as the Asia Region Infrastructure Fund, Asia Region Growth Fund and Worldwide SmallCap Fund; and

     WHEREAS, a majority of Trustees have duly approved this amendment to the Agreement and authorized the same to be filed with the Secretary of State of the Commonwealth of Massachusetts.

     NOW, THEREFORE, the undersigned Thaddeus Leszczynski, the duly elected and serving Vice President of the Trust, pursuant to the authorization described above, hereby declares that the initial paragraph of Section 4.2 of the Agreement is amended to add additional Sub-Trusts and to read as follows:

           "Section 4.2 Establishment and Description of Sub-Trusts. Without
                        ---------------------------------------------
           limiting the authority of the Trustees set forth in Section 4.1 to establish and designate any further Sub-Trusts, the Trustees hereby establish and designate six Sub-Trusts: Gold and Natural Resources Fund, Global Bond Fund, Worldwide Balanced Fund, Asia Region Infrastructure Fund, Asia Region Growth Fund and Worldwide SmallCap Fund. The Shares of such Sub-Trusts and any Shares of any further Sub-Trusts that may from time to time be established and designated by the Trustees shall (unless the Trustees otherwise determine, with respect to some further Sub-Trust at the time of establishing and designating the same) have the following relative rights and preferences:"


WITNESS my hand and seal this 20th day of September, 1994.


/s/ Thaddeus Leszczynski
------------------------
Thaddeus Leszczynski, Vice President


STATE OF NEW YORK   )
                    )
COUNTY OF NEW YORK  )

     Then personally appeared the above-named Thaddeus Leszczynski and acknowledged this instrument to be his free act and deed this 20th day of September, 1994.


/s/ Henry G. Neger
-------------------
Notary Public

                                [NOTARIAL SEAL]

                           VAN ECK INVESTMENT TRUST

                                AMENDMENT NO. 5

                           TO MASTER TRUST AGREEMENT


     Amendment No. 5 to the Master Trust Agreement dated January 7, 1987 (the "Agreement"), of Van Eck Investment Trust (the "Trust"), made at New York, New York this 12th day of January, 1995.


                             W I T N E S S E T H:
                             --------------------


     WHEREAS, Section 7.3 of the Agreement provides that the Agreement may be amended from time to time, as long as such amendment does not adversely affect the rights of any shareholder and so long as such amendment is not in contravention of applicable law, including the Investment Company Act of 1940, by an instrument in writing, signed by an officer of the Trust pursuant to a vote of a majority of the Trustees of the Trust; and

     WHEREAS, Section 4.1 of the Agreement provides that the Trustees of the Trust may establish and designate series of Shares of the Trust; and

     WHEREAS, a majority of the Trustees of the Trust have voted to establish a new series of the Trust, which series is designated as the Worldwide Hard Assets Fund; and

     WHEREAS, a majority of Trustees have duly approved this amendment to the Agreement and authorized the same to be filed with the Secretary of State of the Commonwealth of Massachusetts.

     NOW, THEREFORE, the undersigned Thaddeus Leszczynski, the duly elected and serving Vice President of the Trust, pursuant to the authorization described above, hereby declares that the initial paragraph of Section 4.2 of the Agreement is amended to add an additional Sub-Trust and to read as follows:

          "Section 4.2 Establishment and Description of Sub-Trusts. Without
                       -------------------------------------------
          limiting the authority of the Trustees set forth in Section 4.1 to establish and designate any further Sub-Trusts, the Trustees hereby establish and designate seven Sub-Trusts:

          Gold and Natural Resources Fund, Global Bond Fund, Worldlwide Balanced Fund, Asia Region Infrastructure Fund, Asia Region Growth Fund, Worldwide SmallCap Fund and Worldwide Hard Assets Fund. The Shares of such Sub-Trusts and any Shares of any further Sub-Trusts that may from time to time be established and designated by the Trustees shall (unless the Trustees otherwise determine with respect to some further Sub-Trust at the time of establishing and designating the same) have the following relative rights and preferences:"



WITNESS my hand and seal this 12th day of January, 1995.




/s/ Thaddeus Leszczynski
--------------------------------------
Thaddeus Leszczynski, Vice President


STATE OF NEW YORK        )
                         )
COUNTY OF NEW YORK       )

     Then personally appeared the above-named Thaddeus Leszczynski and acknowledged this instrument to be his free act and deed this 12th day of January, 1995.



/s/ Henry G. Neger
---------------------------------
Notary Public
                              (SEAL)

                           VAN ECK INVESTMENT TRUST

                                AMENDMENT NO. 6

                           TO MASTER TRUST AGREEMENT


     Amendment No. 6 to the Master Trust Agreement dated January 7, 1987 (the "Agreement"), of Van Eck Investment Trust (the "Trust"), made at New York, New York this 13th day of March, 1995.


                             W I T N E S S E T H:
                             --------------------


     WHEREAS, Section 7.3 of the Agreement provides that the Agreement may be amended from time to time, as long as such amendment does not adversely affect the rights of any shareholder and so long as such amendment is not in contravention of applicable law, including the Investment Company Act of 1940, by an instrument in writing, signed by an officer of the Trust pursuant to a vote of a majority of the Trustees of the Trust; and

     WHEREAS, Section 4.1 of the Agreement provides that the Trustees of the Trust may establish and designate series of Shares of the Trust; and

     WHEREAS, a majority of the Trustees of the Trust have voted to change the name of the Trust, as set forth in Section 1.1 of the Agreement, from "Van Eck Investment Trust" to "Van Eck Worldwide Insurance Trust"; and

     WHEREAS, a majority of the Trustees of the Trust have voted to change the name of the sub-trust designated in Section 4.2 of the Agreement from "Global Bond Fund" to "Worldwide Bond Fund"; and

     WHEREAS, a majority of Trustees have duly approved this amendment to the Agreement and authorized the same to be filed with the Secretary of State of the Commonwealth of Massachusetts.

     NOW, THEREFORE, the undersigned Thaddeus Leszczynski, the duly elected and serving Vice President of the Trust, pursuant to the authorization described above, hereby declares that Section 1.1 of the Agreement is amended to read as follows:

          "Section 1.1 Name. This Trust shall be known as "VAN ECK WORLDWIDE
                       ----
          INSURANCE TRUST" and the Trustees shall conduct business of the Trust under that name or any other name or names as they may from time to time determine."

and hereby declares that the initial paragraph of Section 4.2 of the Agreement is amended to add an additional sub-trust and to change the name of an existing sub-trust to read as follows:

          "Section 4.2 Establishment and Description of Sub-Trusts. Without
                       ---------------------------------------------
          limiting the authority of the Trustees set forth in Section 4.1 to establish and designate any further Sub-Trusts, the Trustees hereby establish and designate eight Sub-Trusts: Gold and Natural Resources Fund, Worldwide Bond Fund, Worldwide Balanced Fund, Asia Region Infrastructure Fund, Asia Region Growth Fund, Worldwide SmallCap Fund and Worldwide Hard Assets Fund. The Shares of such Sub-Trusts and any Shares of any further Sub-Trusts that may from time to time be established and designated by the Trustees shall (unless the Trustees otherwise determine with respect to some further Sub-Trust at the time of establishing and designating the same) have the following relative rights and preferences:"

WITNESS my hand and seal this 13th day of March, 1995.




/s/ Thaddeus Leszczynski
--------------------------------------
Thaddeus Leszczynski,  Vice President



STATE OF NEW YORK        )
                         )
COUNTY OF NEW YORK       )


     Then personally appeared the above-named Thaddeus Leszczynski and acknowledged this instrument to be his free act and deed this 13th day of March, 1995.



/s/ Henry G. Neger
---------------------------------
Notary Public

                                [NOTARIAL SEAL]

                      VAN ECK WORLDWIDE INSURANCE TRUST

                                AMENDMENT NO. 7

                           TO MASTER TRUST AGREEMENT


     Amendment No. 7 to the Master Trust Agreement dated January 7, 1987 (the "Agreement"), of Van Eck Worldwide Insurance Trust (the "Trust"), made at New York, New York this 29th day of August, 1995.


                             W I T N E S S E T H:
                             --------------------


     WHEREAS, Section 7.3 of the Agreement provides that the Agreement may be amended from time to time, as long as such amendment does not adversely affect the rights of any shareholder and so long as such amendment is not in contravention of applicable law, including the Investment Company Act of 1940, by an instrument in writing, signed by an officer of the Trust pursuant to a vote of a majority of the Trustees of the Trust; and

     WHEREAS, Section 4.1 of the Agreement provides that the Trustees of the Trust may establish and designate series of Shares of the Trust; and

     WHEREAS, a majority of the Trustees of the Trust have voted to amend
Article IV, Section 4.2 of the Agreement in order to terminate Asia Region Infrastructure Fund and Asia Region Growth Fund as Sub-Trusts of the Trust; and

     WHEREAS, a majority of Trustees of the Trust have duly approved this amendment to the Agreement and authorized the same to be filed with the Secretary of State of the Commonwealth of Massachusetts.

     NOW, THEREFORE, the undersigned Thaddeus Leszczynski, the duly elected and serving Vice President of the Trust, pursuant to the authorization described above, hereby declares that the initial paragraph of Section 4.2 of the Agreement is amended to terminate Asia Region Infrastructure Fund and Asia Region Growth Fund as Sub-Trusts of the Trust to read as follows:

          "Section 4.2 Establishment and Description of Sub-Trusts. Without
                       -------------------------------------------
          limiting the authority of the Trustees set forth in Section 4.1 to establish and designate any further Sub-Trusts, the Trustees hereby establish and designate five Sub-Trusts: Gold and Natural Resources Fund, Worldwide Bond Fund, Worldwide Balanced Fund, Worldwide SmallCap Fund and Worldwide Hard Assets Fund. The Shares of such Sub-Trusts and any Shares of any further Sub-Trusts that may from time to time be established and designated by the Trustees shall (unless the Trustees otherwise determine with respect to some further Sub-Trust at the time of establishing and designating the same) have the following relative rights and preferences:"

WITNESS my hand and seal this 29th day of August, 1995.



/s/ Thaddeus Leszczynski
--------------------------------------
Thaddeus Leszczynski, Vice President



STATE OF NEW YORK        )
                         )
COUNTY OF NEW YORK       )


     Then personally appeared the above-named Thaddeus Leszczynski and acknowledged this instrument to be his free act and deed this 29th day of August, 1995.



/s/ Peter J. Carbone
------------------------------------------
Notary Public

                                [NOTARIAL SEAL]

                       VAN ECK WORLDWIDE INSURANCE TRUST

                                AMENDMENT NO. 8

                           TO MASTER TRUST AGREEMENT



        Amendment No. 8 to the Master Trust Agreement dated January 7, 1987
   (the "Agreement", of Van Eck Worldwide Insurance Trust (the "Trust"), made at New York, New York this 9th day of October, 1995.

                                  WITNESSETH:
                                  ----------

        WHEREAS, Section 7.3 of the Agreement provides that the Agreement may be amended from time to time, as long as such amendment does not adversely affect the rights of any shareholder and so long as such amendment is not in contravention of applicable law, including the Investment Company Act of 1940, by an Instrument in writing, signed by an officer of the Trust pursuant to a vote of a majority of the Trustees of the Trust and

        WHEREAS, Section 4.1 of the Agreement provides that the Trustees of the Trust may establish and designate series of Shares of the Trust and

        WHEREAS, a majority of the Trustees of the Trust have voted to establish a new series of the Trust, which series is designated as the Worldwide Emerging Markets Fund; and

        WHEREAS, a majority of Trustees have duly approved this amendment to the Agreement and authorized the same to be filed with the Secretary of State of the Commonwealth of Massachusetts.

        NOW, THEREFORE, the undersigned Thaddeus Leszczynski, the duly elected and serving Vice President of the Trust, pursuant to the authorization described above, hereby declares that the initial paragraph of Section 4.2 of the Agreement is amended to add an additional Sub-Trust and to read as follows:

             "Section 4.2 Establishment and Description of Sub-Trusts. Without
                          -------------------------------------------
             limiting the authority of the Trustees set forth in Section 4.1 to establish and designate any further Sub-Trusts, the Trustees hereby establish and designate six Sub-Trusts: Gold and Natural Resources Fund, Global Bond Fund, Worldwide Balanced Fund, Worldwide SmallCap Fund, Worldwide Hard Assets Fund and Worldwide Emerging Markets Fund. The Shares of such Sub-Trusts and any Shares of any further Sub-Trusts that may from time to time be established and designated by the Trustees shall (unless the Trustees otherwise determine with respect to some further Sub-Trust at the time of establishing and designating the same) have the following relative rights and preferences:"

WITNESS my hand and seal this 9th day of October, 1995.

/s/ Thaddeus Leszczynski
--------------------------------------
Thaddeus Leszczynski Vice President


STATE OF NEW YORK   )
                    )
COUNTY OF NEW YORK  )

     Then personally appeared the above-named Thaddeus Leszczynski and acknowledged this instrument to be his free act and deed this 9th day of October, 1995.


/s/ SIGNATURE ILLEGIBLE ^^
-----------------------------
Notary Public

                                [NOTARIAL SEAL]

                       VAN ECK WORLDWIDE INSURANCE TRUST

                                AMENDMENT NO. 9

                           TO MASTER TRUST AGREEMENT


     Amendment No. 8 to the Master Trust Agreement dated January 7, 1987 (the "Agreement"), of Van Eck Worldwide Insurance Trust (the "Trust"), made at New York, New York this 30th day of November, 1995.


                             W I T N E S S E T H:
                             --------------------

     WHEREAS, Section 7.3 of the Agreement provides that the Agreement may be amended from time to time, as long as such amendment does not adversely affect the rights of any shareholder and so long as such amendment is not in contravention of applicable law, including the Investment Company Act of 1940, by an instrument in writing, signed by an officer of the Trust pursuant to a vote of a majority of the Trustees of the Trust; and

     WHEREAS, a majority of the Trustees of the Trust have voted to amend
Article IV, Section 4.2 of the Agreement in order to terminate Worldwide SmallCap Fund as Sub-Trusts of the Trust; and

     WHEREAS, a majority of the outstanding shares of each Sub-Trust have voted to amend Article IV, Section 4.2(d) of the Agreement; and

     WHEREAS, a majority of the outstanding shares of each Sub-Trust have voted to amend Article VII, Section 7.2 of the Agreement; and

     WHEREAS, a majority of the outstanding shares of each Sub-Trust have voted to amend Article IV, Section 4.2(e) of the Agreement; and

     WHEREAS, a majority of the outstanding shares of each Sub-Trust have voted to amend Article VII, Section 7.3 of the Agreement; and

     WHEREAS, a majority of Trustees have duly approved this amendment to the Agreement and authorized the same to be filed with the Secretary of State of the Commonwealth of Massachusetts.

     NOW, THEREFORE, the undersigned Thaddeus Leszczynski, the duly elected and serving Vice President of the Trust, pursuant to the authorization described above, hereby declares that the initial paragraph of Section 4.2 of the Agreement is amended to add an additional Sub-Trust and to read as follows:

          "Section 4.2 Establishment and Description of Sub-Trusts. Without
                       -------------------------------------------
          limiting the authority of the Trustees set forth in Section 4.1 to establish and designate any further Sub-Trusts, the Trustees hereby establish and designate five Sub-Trusts: Gold and Natural Resources Fund, Global Bond Fund, Worldwide Balanced Fund, Worldwide Hard Assets Fund and Worldwide Emerging Markets Fund. The Shares of such Sub-Trusts and any Shares of any further Sub-Trusts that may from time to time be established and designated by the Trustees shall (unless the Trustees otherwise determine with respect to some further Sub-Trust at the time of establishing and designating the same) have the following relative rights and preferences:"

and hereby declares that Article IV, Section 4.2(d) of the Agreement is amended to read as follows:

          "Section 4.2(d) Liquidation. The liquidation of any particular Sub-
                          -----------
          Trust may be authorized by vote of a majority of the Trustees then in office without the approval of shareholders of such Sub-Trust."

and hereby declares that Article VII, Section 7.2 of the Agreement is amended to read as follows:

          "Section 7.2 Reorganization. The Trust, or any one or more Sub-Trusts,
                       --------------
          may, either as the successor, survivor, or non-survivor, (1) consolidate or merge with one or more other trusts, sub-trusts, partnerships, limited liability companies, associations or corporations organized under the laws of the Commonwealth of Massachusetts or any other state of the United States, to form a consolidated or merged trust, sub-trusts, partnership, limited liability company, association or corporation under the laws of which any one of the constituent entities is organized, with the Trust to be the survivor or non-survivor of such consolidation or merger or (2) transfer a substantial portion of its assets to one or more other trusts, sub-trusts, partnerships, limited liability companies, associations or corporations organized under the laws of the Commonwealth of Massachusetts or any other state of the United States, or have one or more such trusts, subtrusts, partnerships, limited liability companies, associations or corporations transfer a substantial portion of its assets to it, any such consolidation, merger or transfer to be upon such terms and conditions as are specified in an agreement and plan of reorganization authorized and approved by the Trustees and entered into by the Trust, or one or more Sub-Trusts, as the case may be, in connection therewith. Any such consolidation, merger or transfer may be authorized by vote of a majority of the Trustees then in office without the approval of shareholders of any Sub-Trust."

and hereby declares that Article IV, Section 4.2(e) of the Agreement is amended to read as follows:

          "Section 4.2(e) Voting. On each matter submitted to a vote of the
                          ------
          shareholders, each holder of a Share of each Sub-Trust shall be entitled to one vote for each whole Share and to a proportionate fractional vote for each fractional Share standing in his name on the books of the Trust irrespective of the Sub-Trust thereof and all Shares of all Sub-Trusts shall vote together as a single class; provided, however, that as to any matter (i) with respect to which a separate vote of one or more Sub-Trusts thereof is required by the 1940 Act or the provisions of the writing or vote establishing and designating the Sub-Trust, such requirements as to a separate vote by such Sub-Trust thereof shall apply in lieu of all Shares of all Sub-Trusts thereof voting together; and (ii) as to any matter which affects the interests of one or more particular Sub-Trust thereof, only the holders of Shares of the one or more affected Sub-Trusts shall be entitled to vote, and each such Sub-Trust shall vote as a separate class.

and hereby declares that Article VII, Section 7.3 of the Agreement is amended to read as follows:

          "Section 7.3 Amendments. All rights granted to the Shareholders under
                       ----------
          this Declaration of Trust are granted subject to the reservation of the right to amend this Declaration of Trust as herein provided, except that no amendment shall repeal the limitations on personal liability of any Shareholder or Trustee or repeal the prohibition of assessment upon the Shareholders without the express consent of each Shareholder or Trustee involved. Subject to the foregoing, the provisions of this Declaration of Trust (whether or not related to the rights of Shareholders) may be amended at any time, so long as such amendment does not adversely affect the rights of any Shareholder with respect to which such amendment is or purports to be applicable and so long as such amendment is not in contravention of applicable law, including the 1940 Act, by an instrument in writing signed by a majority of the then Trustees (or by an officer of the Trust pursuant to the vote of a majority of such Trustees). Any amendment to this Declaration of Trust that adversely affects the rights of Shareholders may be adopted at any time by an instrument in writing signed by a majority of the then Trustees (or by an officer of the Trust pursuant to a vote of a majority of such Trustees) when authorized to do so by the vote in accordance with subsection (e) of Section 4.2 of Shareholders holding a majority of the outstanding voting securities entitled to vote (as defined in the 1940 Act). Subject to the foregoing, any such amendment shall be effective as provided in the instrument containing the terms of such amendment or, if there is no provision therein with respect to effectiveness, upon the execution of such instrument and of a certificate (which may be a part of such instrument) executed by a Trustee or officer of the Trust to the effect that such amendment has been duly adopted.

WITNESS my hand and seal this 30th day of November, 1995.


/s/ Thaddeus Leszczynski
---------------------------------------
Thaddeus Leszczynski, Vice President


STATE OF NEW YORK   )
                    )
COUNTY OF NEW YORK  )


     Then personally appeared the above-named Thaddeus Leszczynski and acknowledged this instrument to be his free act and deed this 30th day of November, 1995.


/s/ Peter J. Carbone
----------------------------
Notary Public


                                    [SEAl]

                       VAN ECK WORLDWIDE INSURANCE TRUST

                               AMENDMENT NO. 10

                           TO MASTER TRUST AGREEMENT


     Amendment No. 10 to the Master Trust Agreement dated January 7, 1987 (the "Agreement"), of Van Eck Worldwide Insurance Trust (the "Trust"), made at New York, New York this 29th day of April, 1997.


                                  WITNESSETH:
                                  -----------


     WHEREAS, Article VII, Section 7.3 of the Agreement provides that the Agreement may be amended from time to time, as long as such amendment does not adversely affect the rights of any shareholder and so long as such amendment is not in contravention of applicable law, including the Investment Company Act of 1940, by an instrument in writing, signed by an officer of the Trust pursuant to a vote of a majority of the Trustees of the Trust; and

     WHEREAS, Article IV, Section 4.2 of the Agreement provides that the Trustees of the Trust may establish and designate series of shares ("Sub-Trusts") of the Trust; and

     WHEREAS, a majority of the Trustees of the Trust have duly voted to authorize the officers of the Trust to take any and all actions necessary or appropriate to effectuate the liquidation of the Sub-Trust currently entitled Worldwide Hard Assets Fund and the officers of the Trust have determined that it is appropriate for this purpose to change the name of said Sub-Trust to Worldwide Natural Resources Fund; and

     WHEREAS, a majority of the Trustees of the Trust have duly voted to change the name of the Sub-Trust currently entitled Gold and Natural Resources Fund, to be renamed Worldwide Hard Assets Fund, and to amend the Agreement accordingly; and

     WHEREAS, a majority of Trustees have duly authorized these amendments to the Agreement to be filed with the Secretary of State of the Commonwealth of Massachusetts.

     NOW, THEREFORE, the undersigned, Thaddeus Leszczynski, the duly elected and serving Vice President of the Trust, pursuant to the authorizations described above, hereby declares that the initial paragraph of Section 4.2 of the Agreement is amended accordingly, and shall read in its entirety as follows:


          "Section 4.2 Establishment and Description of Sub-Trusts. Without
                       ---------------------------------------------
          limiting the authority of the Trustees set forth in Section 4.1 to establish and designate any further Sub-Trusts, the Trustees hereby establish and designate five Sub-Trusts: Worldwide Balanced Fund, Worldwide Bond Fund, Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund and Worldwide Natural Resources Fund. The Shares of such Sub-Trusts and any Shares of any further Sub-Trusts that may from time to time be established and designated by the Trustees shall (unless the Trustees otherwise determine with respect to some further Sub-Trust at the time of establishing and designating the same) have the following relative rights and preferences:"


     WITNESS my hand and seal this 29th day of April, 1997.



                                                    (SEAL)
/s/ Thaddeus Leszczynski
-----------------------------------
Thaddeus Leszczynzik, Vice President



STATE OF NEW YORK   )
                    )
COUNTY OF NEW YORK  )


     Then personally appeared the above-named Thaddeus Leszczynski and acknowledged this instrument to his free act and deed this 29th day of April, 1997.



/s/ Lisa R. Grosswirth
------------------------
Notary Public

                    [NOTARIAL SEAL]

                       VAN ECK WORLDWIDE INSURANCE TRUST



                               AMENDMENT NO. 11



                           TO MASTER TRUST AGREEMENT



     Amendment No. 11 to the Master Trust Agreement dated January 7, 1987, as amended (the "Agreement"), of Van Eck Worldwide Insurance Trust (the "Trust"), made at New York, New York, this 6th day of January, 1998.


                                  WITNESSETH:
                                  -----------


     WHEREAS, Article VII, Section 7.3 of the Agreement provides that the Agreement may be amended from time to time, as long as such amendment does not adversely affect the rights of any shareholder, and as long as such amendment is not in contravention of applicable law, including the Investment Company Act of 1940, as amended, by an instrument in writing, signed by an officer of the Trust pursuant to a vote of a majority of the Trustees of the Trust; and

     WHEREAS, Article IV, Section 4.1 of the Agreement provides that the Trustees of the Trust may establish and designate series of Shares ("Sub-Trusts") of the Trust; and

     WHEREAS, a majority of the Trustees have voted to establish a new Sub-Trust of the Trust, which is designated as Worldwide Real Estate Fund; and

     WHEREAS, Article IV, Section 4.1 (d) of the Agreement provides that the Trustees of the Trust may liquidate any particular Sub-Trust of the Trust, by vote of a majority of the Trustees then in office; and

     WHEREAS, a majority of the Trustees of the Trust have duly voted to authorize the officers of the Trust to take any and all actions necessary or appropriate to effectuate the liquidation of the Sub-Trust currently entitled Worldwide Natural Resources Fund; and

     WHEREAS, a majority of Trustees have duly authorized these amendments to the Agreement and authorized the same to be filed with the Secretary of State of the Commonwealth of Massachusetts.



     NOW, THEREFORE, the undersigned, Susan I. Grant, a duly elected and serving Assistant Secretary of the Trust, pursuant to the authorizations described above, hereby declares that the initial paragraph of Article IV, Section 4.2 of the Agreement is amended to read in its entirety as follows:


          "Section 4.2 Establishment and Desimation of Sub-Trusts. Without
                       --------------------------------------------
          limiting the authority of the Trustees set forth in Section 4.1 to establish and designate any further Sub-Trusts, the Trustees hereby establish and designate five Sub-Trusts: Worldwide Balanced Fund, Worldwide Bond Fund, Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund and Worldwide Real Estate Fund. The Shares of such Sub-Trusts and any Shares of any further Sub-Trusts that may from time to time be established and designated by the Trustees shall (unless the Trustees otherwise determine with respect to some further Sub-Trust at the time of establishing and designating the same) have the following relative rights and preferences:"

WITNESS my hand and seal this 6th day of January, 1998.

                                                                 (SEAL)
/s/ Susan I. Grant, Assistant Secretary
---------------------------------------
    Susan I. Grant, Assistant Secretary



STATE OF NEWYORK    )
                    )
COUNTY OF NEWYORK   )


     Then personally appeared the above-named Susan I. Grant and acknowledged this instrument to be her free act and deed this 6th day of January, 1998.


/s/  Alison Y. Emanuel
-------------------------
Notary Public

                    [NOTARIAL SEAL]

                       VAN ECK WORLDWIDE INSURANCE TRUST

                                AMENDMENT NO.12

                           TO MASTER TRUST AGREEMENT




     Amendment No. 12 to the Master Trust Agreement dated January 7, 1987, as amended (the "Agreement") of Van Eck Worldwide Insurance Trust (the "Trust"), made at New York, New York, this 29th day of June, 1998.

                                  WITNESSETH:
                                  -----------

     WHEREAS, Article VII, Section 7.3 of the Agreement provides that the Agreement may be amended from time to time, as long as such amendment does not adversely affect the rights of any shareholder, and as long as such amendment is not in contravention of applicable law, including the Investment Company Act of 1940, as amended, by an instrument in writing, signed by an officer of the Trust pursuant to a vote of a majority of the Trustees of the Trust; and

     WHEREAS, Article IV, Section 4.1 (d) of the Agreement provides that the Trustees of the Trust may liquidate any particular Sub-Trust of the Trust, by vote of a majority of the Trustees then in office; and

     WHEREAS, a majority of the Trustees approved the submission to shareholders of a proposal to liquidate one of the Sub-Trusts, Worldwide Balanced Fund, and, at a meeting held on June 29, 1998, a majority of the outstanding voting Shares of that Sub-Trust approved the liquidation of Worldwide Balanced Fund; and

     WHEREAS, a majority of Trustees have duly authorized this amendment to the Agreement and authorized the same to be filed with the Secretary of State of the Commonwealth of Massachusetts.

     NOW, THEREFORE, the undersigned, Susan I. Grant, a duly elected and serving Assistant Secretary of the Trust, pursuant to the authorization described above, hereby declares that the initial paragraph of Article IV, Section 4.2 of the Agreement is amended to read in its entirety as follows:



          "Section 4.2 Establishment and Designation of Sub-Trusts. Without
                       ---------------------------------------------
          limiting the authority of the Trustees set forth in Section 4.1 to establish and designate any further Sub-Trusts, the Trustees hereby establish and designate four Sub-Trusts: Worldwide Bond Fund, Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund and Worldwide Real Estate Fund. The Shares of such Sub-Trusts and any Shares of any further Sub-Trusts that may from time to time be established and designated by the Trustees shall (unless the Trustees otherwise determine with respect to some further Sub-Trust at the time of establishing and designating the same) have the following relative rights and preferences:"

WITNESS my hand and seal this 29th day of June, 1998.


                                                         (SEAL)
/s/ Susan I. Grant
---------------------------------
Susan I. Grant, Assistant Secretary


     STATE OF NEW YORK   )
                         )
     COUNTY OF NEW YORK  )

     Then personally appeared the above-named Susan I. Grant and acknowledged this instrument to be her free act and deed this 29th day of June, 1998.


/s/ Alison Y. Emanuel
-------------------------
Notary Public

                                [NOTARIAL SEAL]




                                       2